UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
October 20, 2022
(Date of the earliest event reported)
Simulations Plus, Inc.
(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
42505 10th Street West, Lancaster, California 93534-7059
(Address of principal executive offices) (Zip Code)
661-723-7723
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14z-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Compensation Review and Fiscal Year 2023 Compensation

On October 20, 2022, the Compensation Committee of the board of directors (the “Board”) of Simulations Plus, Inc., a California corporation (the “Company”), conducted an annual review of director compensation. Following such review and at the Compensation Committee’s recommendation, the Board approved certain changes to the compensation of the Company’s non-executive directors, as discussed in further detail below. Effective September 1, 2022, the Company’s non-executive directors will be entitled to receive the following compensation for services rendered to the Company:

Each non-executive director will be entitled to $165,000 annually, of which $120,000 will be in the form of stock grants and $45,000 will be in the form of a cash stipend. Members of the Board’s committees will also be entitled to receive an additional cash stipend of $7,500, to be paid on a quarterly basis.

The Company will also pay an additional cash stipend to each of the chairs of the Board’s committees, as follows:

•Board Chair, $35,000
•Audit Committee Chair, $20,000
•Compensation Committee Chair, $15,000
•Nominating & Corporate Governance Chair, $10,000

Committee Composition Changes

On October 20, 2022, upon the recommendation of the Nominating & Corporate Governance Committee, the Board implemented changes to the composition of the Board’s committees. As a result, effective as of October 20, 2022, the committees of the Board are comprised as follows:

a.Audit Committee – John Paglia (Chairperson), Daniel Weiner, Lisa LaVange, and Sharlene Evans

a.Compensation Committee – Daniel Weiner (Chairperson), John Paglia, Lisa LaVange, and Sharlene Evans

a.Nominating & Corporate Governance Committee – John Paglia (Chairperson), Daniel Weiner, Lisa LaVange, and Sharlene Evans

Additionally, upon recommendation of the Nominating & Corporate Governance Committee, the Board appointed Daniel Weiner as the lead independent director of the Board.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: October 26, 2022	By: /s/ Will Frederick
Will Frederick
Chief Financial Officer
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